OFFICIAL RECORDS INSTRUMENT # 200017568 1 Pg
Vol 1096 Page 445

                         ASSIGNMENT OF WORKING INTEREST
                         ------------------------------

       THIS ASSIGNMENT made and entered into this 1st day of December, 2000, by and between Miller Oil Properties, Inc.., as Assignor and Nova Oil, Inc., 9518 N Chance Lane, Spokane ,WA 99218-2200, as Assignee.

WITNESSETH:

       That, for and in consideration of the sum of Ten Dollars ($10.00) and other good and valuable consideration, the receipt of which is hereby acknowledged, the Assignor does hereby BARGAIN, SELL, TRANSFER and CONVEY, without representation of warranty of any kind, either expressed or implied, and without recourse to the Assignor, unto the Assignee an undivided 49.5% working interest, being a net revenue interest of 38.61%, in and to the oil and gas which may be produced, saved and marketed from the Steinbach Unit #1. The legal description being:

          Steinbach Unit #1 - 40.32 Acre Unit in the Ruth Mackey Survey, Abstract 47, Bastrop County Texas, RRC # 19848

       The working interest herein assigned to be subject to all costs of drilling, mining, completing and producing operations as well as all other costs, and to be subject to its proportionate part of all ad valorem, production, severance and other similar taxes.

EXECUTED This 18 day of Dec., 2000.

                                        By:  /s/W. Dale Miller
                                             ---------------------------
                                             Miller Oil Properties, Inc.

State of Texas

County of Denton

The foregoing instrument was acknowledged before me this 18th day of December, 2000, by W. Dale Miller, President of Miller Oil Properties Inc

WITNESS my hand and seal.

My Commission Expires: May 18, 2002


                                        /s/Sonya Grady
                                        ---------------
                                        Notary Public

                                        Sonya Grady
                                        Printed Name

FILED AND RECORDED
OFFICIAL PUBLIC RECORDS

/S/Shirley Wilhelm

2000 DEC 28 08:55 AM 200017568
      MITCHELL $9.00
Shirley Wilhelm COUNTY CLERK
      BASTROP COUNTY, TEXAS